Exhibit 99.1

CafePress Reports Results for Third Quarter 2015

 LOUISVILLE, Ky., November 12, 2015 - CafePress Inc. (NASDAQ: PRSS) today reported financial results for the three months ended September 30, 2015.
Management Commentary
"I believe that CafePress’ third quarter results demonstrate effective expense and cash management and our acute focus on quickly right-sizing the business. We are retaining only the best performing products, employing thoughtful pricing and promotional offers and engaging smart marketing techniques to stabilize margins." said Fred Durham, Chief Executive Officer. "CafePress is a much leaner and more efficient organization today than it was a year ago, and we believe we are well positioned to capitalize on a busy holiday season.”
Third Quarter 2015 Financial Highlights1

•	Net revenues totaled $19.5 million, compared to $25.9 million in the third quarter of 2014.

•	Gross profit margin was 41.1% of net revenues, compared to 35.6% in the third quarter of 2014.

•	GAAP net loss from continuing operations was $(3.7) million, or $(0.21) per diluted share, compared to a net loss of $(5.4) million, or $(0.31) per diluted share, in the third quarter of 2014.

•	Non-GAAP Adjusted EBITDA from continuing operations was $(45) thousand, compared to Adjusted EBITDA of $(3.2) million in the third quarter of 2014.

•	Non-GAAP Contribution margin was 28% of net revenues, compared to 17% in the third quarter of 2014.

•
Non-GAAP net loss from continuing operations was $(1.1) million, or $(0.07) per diluted share, compared to a non-GAAP net loss of $(3.2) million, or $(0.18) per diluted share in the third quarter of 2014.

Cash and Share Repurchase Activity

•	At September 30, 2015, cash, cash equivalents, and short-term investments totaled $40.5 million.

•	Within the third quarter, the company repurchased approximately 150,000 shares of common stock totaling $0.7 million.

•	As of September 30, 2015, the company repurchased a total of approximately 650,000 shares of common stock totaling $3 million.

Third Quarter 2015 Operating Metrics

•	Average Order Size (AOS) was $35, a 3% decline from Q2 2015 and down 12% year-over-year.

•	Orders totaled 0.6 million, a 7% decline compared to Q2 2015 and a 14% year-over-year decline.

The year-over-year decrease in order count in the third quarter was primarily driven by the shift in our marketing focus toward higher quality ROI channels. The year-over-year decrease in average order size is primarily due to an increase in volume of single-item orders through our Retail Partner Channel.

Third Quarter 2015 Operating Highlights

•	Signed contract renewal with Marvel that extends partnership through the end of 2017 and launched new super hero content and marketing campaign with customizable products.

•	Launched new content for the upcoming Marvel original series, “Jessica Jones” on Netflix, and Disney XD's new animated series, “Guardians of the Galaxy”.

•	Partnered with CBS “Television City” to provide merchandise shops for over 30 classic TV properties.

•	Launched content for the Peanuts movie to become a leading destination for Peanuts apparel and gifts.

1Financial Highlights, Operating Metrics, and the accompanying tables reflect the results of the company's divestitures of its Art, Logo, InvitationBox, and EZ Prints businesses in discontinued operations for all periods presented. Please see “Non-GAAP Financial Information” for definitions of the terms Non-GAAP Adjusted EBITDA, Non-GAAP Contribution margin and Non-GAAP net loss and Non-GAAP net loss per diluted share.

Third Quarter 2015 Conference Call
Management will review the third quarter 2015 financial results on a conference call on Thursday, November, 12, 2015 at 5:00 p.m. Eastern Standard Time. To participate on the live call, analysts and investors should dial 1-888-401-4669 at least ten minutes prior to the call. CafePress will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of the Company’s Web site at http://investor.cafepress.com/.

Non-GAAP Financial Information
This press release contains certain non-GAAP financial measures. Tables are provided at the end of this press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include Adjusted EBITDA, contribution margin, non-GAAP loss, and non-GAAP loss per diluted share. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, please see the information provided at the end of this press release.
To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share determined in accordance with GAAP.

Notice Regarding Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by use of terms such as “believe”, “will”, “designed to” and similar expressions. These forward-looking statements include, but are not limited to, statements regarding our product retention, pricing and promotional offers and marketing techniques, our belief that we are well positioned for long term growth and to capitalize on the holiday season, and management’s belief regarding the benefits of providing non - GAAP financial results. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially from those expressed in these forward-looking statements. Factors that might contribute to such differences include, among others: changes to the Company’s financial results, as a result of management’s further review of our actual results for the most recently completed fiscal quarter; changes made as a result of the completion of our financial closing procedures for the fiscal quarter; anticipated trends and challenges in our business and the markets in which we operate; the impact of any production issues and delayed orders; our ability to retain and attract customers and drive traffic to our websites; the shift to mobile site access and the projected impact of such shift on our business; and our regulatory environment. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” sections of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 as filed with the Securities and Exchange Commission, and in other reports we file with the Securities and Exchange Commission from time to time, which are available on the Securities and Exchange Commission’s Website at www.sec.gov . These forward-looking statements are based on current expectations and speak only as of the date hereof. The Company assumes no obligation to update these forward-looking statements.
About CafePress (PRSS):
CafePress is passionate about helping individuals forge connections and celebrate their identities, interests and obsessions through unique products and content.
Our customers are from all walks of life and want to express themselves through products that are emotional, inspirational and motivational. CafePress’ massive array of designs crowdsourced from a global community of independent designers and significant merchandise selection, combined with the ability for customers to create their own individualized products gives customers infinite, unique possibilities. CafePress was founded in 1999 and is headquartered in Louisville, Kentucky. For more information, visit www.cafepress.com or connect with CafePress on Facebook , Twitter , Pinterest or Instagram.

CafePress Inc.
Media Relations:
Meghan Marshall
804-461-9401
pr@cafepress.com

Investor Relations:
The Blueshirt Group
Whitney Kukulka
415-489-2187
whitney@blueshirtgroup.com

CafePress Inc.
Condensed Consolidated Statement of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(Unaudited)		(Unaudited)
Net revenues	$19,472	$25,897	$64,812	$81,612
Cost of net revenues	11,463	16,686	39,213	52,048
Gross profit	8,009	9,211	25,599	29,564
Operating expenses:
Sales and marketing	4,146	6,497	13,757	21,520
Technology and development	2,972	3,417	8,961	10,100
General and administrative	2,978	4,955	9,319	12,739
Acquisition related costs	—	50	—	50
Restructuring costs	4	42	530	42
Total operating expenses	10,100	14,961	32,567	44,451
Loss from operations	(2,091)	(5,750)	(6,968)	(14,887)
Interest income	12	4	34	9
Interest expense	(19)	(17)	(46)	(61)
Other (expense) income, net	(51)	—	14	(19)
Loss before income taxes	(2,149)	(5,763)	(6,966)	(14,958)
Provision (benefit) for income taxes	1,521	(367)	108	(582)
Net loss from continuing operations	(3,670)	(5,396)	(7,074)	(14,376)
Income (loss) from discontinued operations, net of tax	1,610	(857)	8,418	(1,012)
Net income (loss)	$(2,060)	$(6,253)	$1,344	$(15,388)
Net income (loss) per share of common stock:
Basic:
Continuing operations	$(0.21)	$(0.31)	$(0.41)	$(0.83)
Discontinued operations	$0.09	$(0.05)	$0.49	$(0.06)
Diluted:
Continuing operations	$(0.21)	$(0.31)	$(0.41)	$(0.83)
Discontinued operations	$0.09	$(0.05)	$0.48	$(0.06)
Shares used in computing net income (loss) per share of common stock:
Basic	17,094	17,324	17,351	17,273
Diluted	17,153	17,324	17,403	17,273

CafePress Inc.
Condensed Consolidated Balance Sheet
(In thousands, except par value amounts)
(Unaudited)

	September 30, 2015	December 31, 2014
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$26,316	$26,971
Short-term investments	14,153	—
Accounts receivable	820	1,029
Inventory, net	4,543	6,750
Deferred costs	846	1,948
Assets held for sale, current	—	15,944
Prepaid expenses and other current assets	3,948	4,517
Restricted cash	3,417	—
Total current assets	54,043	57,159
Property and equipment, net	8,946	11,659
Goodwill	20,899	20,535
Assets held for sale, non-current	—	32,891
Other assets	578	241
TOTAL ASSETS	$84,466	$122,485

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$1,350	$8,015
Partner commissions payable	37	1,100
Accrued royalties payable	3,234	5,883
Accrued liabilities	6,841	12,007
Deferred revenue	1,338	2,448
Capital lease obligation, current	559	494
Liabilities held for sale, current	—	20,825
Total current liabilities	13,359	50,772
Capital lease obligation, non-current	491	910
Liabilities held for sale, non-current	—	79
Other long-term liabilities	308	539
TOTAL LIABILITIES	14,158	52,300
Commitments and Contingencies
Stockholders’ Equity:
Preferred stock, $0.0001 par value: 10,000 shares authorized as of September 30, 2015 and December 31, 2014; none issued and outstanding	—	—
Common stock, $0.0001 par value — 500,000 shares authorized and 17,037 and 17,417 shares issued and outstanding as of September 30, 2015 and December 31, 2014, respectively	2	2
Additional paid-in capital	99,937	101,158
Accumulated deficit	(29,631)	(30,975)
TOTAL STOCKHOLDERS’ EQUITY	70,308	70,185
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$84,466	$122,485

CafePress Inc.
Condensed Consolidated Statement of Cash Flows
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2015	2014
	(Unaudited)
Cash Flows from Operating Activities:
Net income (loss)	$1,344	$(15,388)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	5,439	7,497
Amortization of intangible assets	1,229	3,258
Loss on disposal of fixed assets	209	67
Stock-based compensation	1,316	2,287
Change in fair value of contingent consideration liability	—	(741)
Impairment charges — assets held for sale	7,311	—
Gain on sale of businesses	(17,319)	—
Deferred income taxes	82	401
Changes in operating assets and liabilities, net of effect of divestitures:
Accounts receivable	209	2,746
Inventory	2,207	1,454
Prepaid expenses and other current assets	1,646	(2,656)
Other assets	68	78
Accounts payable	(6,709)	(13,663)
Partner commissions payable	(1,063)	(1,996)
Accrued royalties payables	(2,649)	(2,029)
Accrued and other liabilities	(5,509)	(518)
Assets and liabilities held for sale	1,125	(1,331)
Deferred revenue	(1,110)	(319)
Net cash used in operating activities	(12,174)	(20,853)
Cash Flows from Investing Activities:
Purchase of short-term investments	(19,880)	—
Proceeds from maturities of short-term investments	5,727	1,493
Proceeds from sale of businesses, net	34,438	—
Purchase of property and equipment	(782)	(2,144)
Capitalization of software and website development costs	(1,661)	(2,269)
Change in restricted cash	(3,417)	75
Net cash provided by (used in) investing activities	14,425	(2,845)
Cash Flows from Financing Activities:
Principal payments on capital lease obligations	(354)	(431)
Proceeds from exercise of common stock options	390	448
Payments under insurance financing	—	(256)
Repurchases of common stock	(2,942)	—
Net cash used in financing activities	(2,906)	(239)
Net decrease in cash and cash equivalents	(655)	(23,937)
Cash and cash equivalents — beginning of period	26,971	32,205
Cash and cash equivalents — end of period	$26,316	$8,268
Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$61	$115
Income taxes paid during the period	90	7
Non-cash Investing and Financing Activities:
Accrued purchases of property and equipment	51	336

Stock-based compensation included in continuing operations is allocated as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Cost of net revenues	$41	$41	$123	$126
Sales and marketing	48	78	242	248
Technology and development	35	67	138	210
General and administrative	295	543	768	1,598
Total stock-based compensation expense	$419	$729	$1,271	$2,182

CafePress Inc.
Reconciliation of GAAP Net Loss from Continuing Operations to Non-GAAP Adjusted EBITDA from Continuing Operations
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Net loss from continuing operations	$(3,670)	$(5,396)	$(7,074)	$(14,376)
Non-GAAP adjustments:
Interest and other (income) expense	58	13	(2)	71
Provision (benefit) for income taxes	1,521	(367)	108	(582)
Depreciation and amortization	1,623	1,778	4,882	5,560
Stock-based compensation	419	729	1,271	2,182
Acquisition-related costs	—	50	—	50
Restructuring costs	4	42	530	42
Adjusted EBITDA*	$(45)	$(3,151)	$(285)	$(7,053)

*
Adjusted EBITDA is a non-GAAP financial measure which we define as net income (loss) from continuing operations less interest and other income (expense), provision for (benefit from) income taxes, depreciation and amortization, restructuring costs, and stock-based compensation.

CafePress Inc.
Definition of Non-GAAP Contribution Margin from Continuing Operations
(In thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2015		2014		2015		2014
	(Unaudited)				(Unaudited)
Net revenues	$19,472	100%	$25,897	100%	$64,812	100%	$81,612	100%
Cost of net revenues	11,463	59	16,686	64	39,213	61	52,048	64
Gross profit	8,009	41	9,211	36	25,599	39	29,564	36
Non-GAAP adjustments:
Add: Stock-based compensation	41	—	41	—	123	—	126	—
Less: Variable sales and marketing costs	(2,519)	(13)	(4,817)	(19)	(8,514)	(13)	(16,408)	(20)
Contribution Margin (from continuing operations)	$5,531	28%	$4,435	17%	$17,208	27%	$13,282	16%

*
Contribution Margin is a non-GAAP financial measure which we define as gross profit from continuing operations plus stock-based compensation included in cost of net revenues less variable sales and marketing costs.

CafePress Inc.
Reconciliation of GAAP Operating Loss from Continuing Operations to Non-GAAP Operating Loss from Continuing Operations
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Operating loss from continuing operations	$(2,091)	$(5,750)	$(6,968)	$(14,887)
Non-GAAP adjustments:
Stock-based compensation	419	729	1,271	2,182
Restructuring costs	4	42	530	42
Acquisition	—	50	—	50
Non-GAAP operating loss from continuing operations	$(1,668)	$(4,929)	$(5,167)	$(12,613)

CafePress Inc.
Reconciliation of GAAP Net Loss from Continuing Operations to Non-GAAP Net Loss from Continuing Operations and Non-GAAP Loss from Continuing Operations per Basic and Diluted Share
(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(Unaudited)		(Unaudited)
Loss from continuing operations before tax	$(2,149)	$(5,763)	$(6,966)	$(14,958)
Non-GAAP adjustments:
Stock-based compensation	419	729	1,271	2,182
Restructuring costs	4	42	530	42
Acquisition costs	—	50	—	50
Non-GAAP loss before tax	(1,726)	(4,942)	(5,165)	(12,684)
Benefit for income taxes *	(613)	(1,779)	(1,834)	(4,566)
Non-GAAP net loss from continuing operations	$(1,113)	$(3,163)	$(3,331)	$(8,118)

Non-GAAP net loss from continuing operations per share:
Basic and diluted	$(0.07)	$(0.18)	$(0.19)	$(0.47)
Shares used in computing Non-GAAP net loss from continuing operations per share:
Basic and diluted	17,094	17,324	17,351	17,273

*	Benefit from income tax is calculated by multiplying the Non-GAAP loss before tax by the statutory federal and state income tax rates.

CafePress Inc.
User Metrics Disclosure

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
User Metrics
Orders	566,540	659,566	1,792,434	2,043,357
year-over-year change	-14%	-10%	-12%	-7%
Average Order Value	$35	$39	$36	$40
year-over-year change	-12%	-2%	-11%	-1%